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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference of our firm under the caption "Experts" and to the use of our reports dated June 5, 1998 (except for Note 8, as to which the date is August 17, 1998), in the Registration Statement (Form S-1) and related Prospectus of ACCPAC INTERNATIONAL, INC. for the registration of shares of its Common Stock.



                                                           /s/ ERNST & YOUNG LLP



San Jose, California
August 19, 1998